Exhibit 99.1

NEWS RELEASE

DuPont Completes Separation of Qnity Electronics

WILMINGTON, Del., Nov. 3, 2025 – DuPont (NYSE: DD) announced today that it completed the separation of its electronics business into an independent public company, Qnity Electronics, Inc. (“Qnity”), on November 1, 2025. DuPont shares will continue to trade on the New York Stock Exchange under the symbol “DD” and, effective today, Qnity will begin “regular way” trading on the New York Stock Exchange under the symbol “Q”.

In connection with the separation, on November 1, 2025, DuPont shareholders received one share of common stock of Qnity for every two shares of common stock of DuPont held at the close of business on October 22, 2025. Approximately 209 million shares of Qnity common stock were distributed in the separation.

“Today’s announcement marks the beginning of exciting new chapters for both DuPont and Qnity as independent companies, each well-positioned to deliver growth and value creation for shareholders,” said Lori Koch, DuPont Chief Executive Officer. “The successful completion of the separation is a significant step in our transformation to a more focused, agile, and high-performing multi-industrial company.”

About DuPont

DuPont (NYSE: DD) is a global innovation leader, providing advanced solutions that help transform industries and improve everyday life across our key markets of healthcare, water, construction, and transportation. More information about the company, its businesses and solutions can be found at www.dupont.com. Investors can access information included on the Investor Relations section of the website at investors.dupont.com.

For further information contact:

DuPont
Investors:	Media:
Ann Giancristoforo	Dan Turner
ann.giancristoforo@dupont.com	daniel.a.turner@dupont.com
+1 989-294-5890	+1 302-299-7628

DuPontTM and all products, unless otherwise noted, denoted with TM, SM or ® are trademarks, service marks or registered trademarks of affiliates of DuPont de Nemours, Inc.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this release may be considered forward-looking statements, within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements often contain words such as “expect”, “anticipate”, “intend”, “plan”, “believe”, “seek”, “see”, “will”, “would”, “target”, “outlook”, “stabilization”, “confident”, “preliminary”, “initial”, “continue”, “may”, “could”, “project”, “estimate”, “forecast” and similar expressions and variations or negatives of these words. All statements, other than statements of historical fact, are forward-looking statements. Forward-looking statements address matters that are, to varying degrees, uncertain and subject to risks, uncertainties, and assumptions, many of which are beyond DuPont’s control, that could cause actual results to differ materially from those expressed in any forward-looking statements.

Forward-looking statements are not guarantees of future results. Some of the important factors that could cause DuPont’s actual results to differ materially from those projected in any such forward-looking statements include, but are not limited to (i) the ability to realize the intended benefits of the electronics separation and distribution, including achievement of the intended tax treatment; contractual allocation to, and assumption by Qnity of certain liabilities, including certain legacy liabilities with respect to PFAS; the possibility of disputes, litigation or unanticipated costs in connection with the electronics separation and distribution; and DuPont’s success in achieving its intended post-electronics separation capital structure; (ii) the ability to timely effect, if at all, the announced sale of DuPont’s aramids business to TJC LP (the “Aramids Divestiture”) and the impact of the Aramids Divestiture on DuPont’s balance sheet, financial condition and future results of operations; (iii) risks and costs related to the impact of the arrangement to share future eligible PFAS costs by and among DuPont, Corteva and Chemours, including the outcome of pending or future litigation related to PFAS or PFOA, which includes personal injury claims and natural resource damages claims; the extent and cost of ongoing and potential future remediation obligations; and changes in laws and regulations applicable to PFAS chemicals; (iv) the failure to realize expected benefits and effectively manage and achieve anticipated synergies and operational efficiencies in connection with the electronics separation, the Aramids Divestiture and completed and future, if any, divestitures, mergers, acquisitions, and other portfolio management, productivity and infrastructure actions; (v) risks and uncertainties that are outside the Company’s control but adversely impact the overall environment in which DuPont, its customers and/or its suppliers operate, including changes in economic, regulatory, international trade, geopolitical, military conflicts, capital markets and other external conditions, including pandemics and responsive actions, as well as natural and other disasters or weather-related events; (vi) the ability to offset increases in cost of inputs, including raw materials, energy and logistics; (vii) the risks and uncertainties associated with continuing or expanding trade disputes or restrictions and responsive actions, new or increased tariffs or export controls including on exports to China of U.S.-regulated products and technology; (viii) other risks to DuPont’s business and operations, including the risk of impairment; and (ix) other risk factors discussed in DuPont’s most recent annual report on Form 10-K, and subsequent quarterly reports on Form 10-Q and current reports on Form 8-K filed with the U.S. Securities and Exchange Commission.

Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business or supply chain disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on DuPont’s consolidated financial condition, results of operations, credit rating or liquidity. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. DuPont assumes no obligation to publicly provide revisions or updates to any forward-looking statements whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

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